SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company’s Telephone Number)

____________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of a Director

On March 13, 2017, our board of directors appointed Michael J. Warren as a member of our board of directors.

On February 1, 2017, our board of directors appointed Michael J. Warren as our Chief Executive Officer.

Mr. Warren is 64 years old. Mr. Warren obtained a Bachelor of Arts degree in Political Science from the University of Missouri in 1975. Mr. Warren also graduated from the U.S. Marine Corps University in Quantico, Virginia in 1990, majoring in Strategic Planning and Operational Planning. Mr. Warren is, also, certified as a Counter Terrorism Planner, as a Counterinsurgency Expert and in numerous security and safety courses.

From July 2012 through January 2017, Mr. Warren served as the Regional Operations and Security Director for ECC International in Afghanistan. In that capacity, he supervised the security of 18 major Department of Defense Construction Projects, totaling $1,000,000,000, including a $500,000,000 Asia Development Bank road project building the Ring Road from Herat to Mazer-e-Sharif, and one $50,000,000 USAID Infrastructure Development project with the Afghan Ministry of Mines, Oil, and Gas. Prior to being the Regional Operations and Security Director for ECC, Mr. Warren was the Director of Operations, Security & Safety for Checchi & Company Consulting, Inc., in Afghanistan, where he focused on the Measurement and Evaluation Program under contract with USAID.

Mr. Warren has never been a director of a public company. Moreover, during the last 10 years Mr. Warren has never been involved in any legal or regulatory proceedings.

As Mr. Warren has an extensive background in project management and has served with numerous companies in the computer hardware and software industry, playing an integral role in those companies’ growth and expansion, our board of directors has determined it is in our best interest to appoint Mr. Warren as a member of our board of directors.

ITEM 7.01. REGULATION FD

On March 16, 2017, the Company issued a press release announcing the appointment of Michael J. Warren as a member of our board of directors.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be “furnished” and shall not be deemed to be “filed” for purpose of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release dated March 16, 2017, announcing the appointment of Michael J. Warren as a member of the board of directors of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: March 16, 2017	By	/s/ J. Edward Daniels
J. Edward Daniels
President

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 16, 2017, announcing the appointment of Michael J. Warren as a member of the board of directors of the Company.

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